Exhibit 10.17.5

2,440,000 Shares

OLD DOMINION FREIGHT LINE, INC.

Common Stock

UNDERWRITING AGREEMENT

July 20, 2004

LEGG MASON WOOD WALKER, INCORPORATED

BB&T CAPITAL MARKETS, A DIVISION OF SCOTT & STRINGFELLOW, INC.

STEPHENS INC.

    As Representatives of the Several Underwriters,

c/o Legg Mason Wood Walker, Incorporated

100 Light Street

Baltimore, Maryland 21202

Dear Sirs:

1. Introductory. Old Dominion Freight Line, Inc., a Virginia corporation (“Company”) proposes to issue and sell 370,000 shares of its Common Stock, par value $0.10 per share (“Securities”), and the shareholders listed in Schedule A hereto (“Selling Shareholders”) propose severally to sell an aggregate of 2,070,000 outstanding shares of the Securities (such 2,440,000 shares of Securities being hereinafter referred to as the “Firm Securities”). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 366,000 additional shares of its Securities, as set forth below (such additional shares being hereinafter referred to as the “Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”. The Company and the Selling Shareholders hereby agree with the several Underwriters named in Schedule B hereto (“Underwriters”) as follows:

2. Representations and Warranties of the Company and the Selling Shareholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

(i) A registration statement on Form S-3 (No. 333-116399) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (“Commission”) and either (A) has been declared effective under the Securities Act of 1933 (“Act”) and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the “initial registration statement”) has been declared effective, either (A) an additional registration statement (the “additional registration statement”) relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) (“Rule 462(b)”) under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) (“Rule 462(c)”) under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, “Effective Time” with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). “Effective Date” with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) (“Rule 430A(b)”) under the Act, is hereinafter referred to as the “Initial Registration Statement”. The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the “Additional Registration Statement”. The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the “Registration Statements” and individually as a “Registration Statement”. The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) (“Rule 424(b)”) under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the “Prospectus”. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

(ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (“Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

(iii) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, results of operations or prospects of the Company and its Subsidiaries taken as a whole (“Material Adverse Effect”).

(v) Each subsidiary of the Company (the “Subsidiaries”) has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each of the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each of the Subsidiaries are owned, directly or indirectly, by the Company, have been duly authorized and validly issued and are fully paid and nonassessable, and, except as disclosed in the Prospectus, are free from liens, encumbrances and defects. Other than its ownership of each of the Subsidiaries, the Company does not own or control, either directly or indirectly, any corporation, partnership, limited liability company, association or other entity.

(vi) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and when the Offered Securities are delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will be, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Securities.

(vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(viii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws or the by-laws or rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”).

(x) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties, (b) any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of such Subsidiaries is bound or to which any of the properties of the Company or any of its Subsidiaries is subject, or (c) the charter or by-laws of the Company or any of its Subsidiaries or (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries, except where a breach, violation or default of the type specified in clauses (i)(a) and (i)(b) above and the liens, charges, claims or encumbrances described in clause (ii) above would not, individually or in the aggregate, have a Material Adverse Effect. The Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

(xi) This Agreement has been duly authorized, executed and delivered by the Company.

(xii) Except as disclosed in the Prospectus, the Company and each of its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and each of its Subsidiaries hold all leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(xiii) The Company and each of its Subsidiaries possess such certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies (“Permits”) necessary to conduct the business now operated by them, except for such failures to have Permits that would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such Permit that, if determined adversely to the Company or each of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect. The Company and its Subsidiaries have fulfilled and performed all of their obligations with respect to such Permits, and no event or change in condition has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any such Permit, except as to such qualifications as are set forth in the Prospectus and except for such failures, events, or changes which would not, individually or in the aggregate, have a Material Adverse Effect.

(xiv) No labor dispute, strike, slowdown, picketing, or work stoppage, and to the Company’s knowledge no organizing effort, relating to the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent which would result in a Material Adverse Effect.

(xv) The Company and each of its Subsidiaries own or possess adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(xvi) Except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company’s knowledge, no such actions, suits or proceedings are threatened orcontemplated.

(xviii) Ernst & Young LLP, who has audited certain of the financial statements filed with the Commission as part of or incorporated by reference in the Registration Statement, is an independent registered public accounting firm as required by the Act and the Rules and Regulations. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the accounting principles generally accepted in the United States applied on a consistent basis (“GAAP”); and the as adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) except in the ordinary course of business, the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; and (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends.

(xx) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions of the Rules and Regulations and the Act to the use of a Registration Statement on Form S-3.

(xxi) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940.

(xxii) Except as would not result in a Material Adverse Effect: (A) all federal, state and local Tax Returns required to be filed by the Company have been timely filed; (B) the Company has timely paid all amounts due in respect of Taxes (whether or not shown on any Tax Return), or has otherwise set up reserves in accordance with GAAP in respect of all Taxes for any periods not fully determined and such reserves are reasonable; (C) there are no pending, or to the Company’s knowledge, threatened, actions or proceedings for the assessment or collection of Taxes against the Company, and, to the Company’s knowledge, no authority intends to assess any additional Taxes for any period for which Tax Returns have been filed; (D) the Company is not currently the beneficiary of any extension of time within which to file any Tax Return; (E) during the past five (5) years, no claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; (F) the Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder, or other third party; and (G) the Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. For the purposes of the foregoing, (x) “Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Internal Revenue Code section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of another person and (y) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(xxiii) The Company and each of its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); neither the Company nor any of its Subsidiaries currently has and at no time in the past has had an obligation to contribute to a “defined benefit plan” as defined in Section 3(35) of ERISA, a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), a “multiemployer plan” as defined in Section 3(37) of ERISA or Section 414(f) of the Code or a “multiple employer plan” within the meaning of Section 210(a) of ERISA or Section 413(c) of the Code; and each “pension plan” (as defined in Section 3(2) of ERISA) for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(xxiv) The Company and each of its Subsidiaries maintains a system of internal controls sufficient to provide reasonable assurances that (i) material information relating to the Company, including its Subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, (ii) transactions are executed in accordance with management’s general or specific authorization; (iii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iv) access to assets is permitted only in accordance with management’s general or specific authorization; and (v) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

(i) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Shareholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Offered Securities sold by the Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws or the by-laws or rules and regulations of the NASD.

(iii) The execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, or regulation applicable to the Selling Shareholder or to transactions of the type contemplated by this Agreement or the Custody Agreement any order of any governmental agency or body or any court having jurisdiction over the Selling Shareholder or any of his, her, or its properties, or (B) any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties of the Selling Shareholder is subject, including any trust agreement.

(iv) Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

(v) Such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and (i) has no knowledge of any information with regard to the Company or the Subsidiaries which (A) is not disclosed in the Registration Statement and the Prospectus, and (B) concerns an event or circumstance that could reasonably be expected to have a Material Adverse Effect, (ii) has no knowledge of any misstatement of a material fact or failure to state a material fact necessary to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, and (iii) is not prompted to sell the Firm Securities to be sold by such Selling Shareholder by any material information concerning the Company or any Subsidiary which is not set forth in the Registration Statement and the Prospectus.

(vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $27.29 per share, that number of Firm Securities (rounded up or down, as determined by Legg Mason Wood Walker, Incorporated (“Legg Mason”) in its discretion, in order to avoid fractions) obtained by multiplying 370,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto, in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

Certificates in negotiable form for the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with American Stock Transfer & Trust Company, as custodian (“Custodian”). Each Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

The Company and the Custodian will deliver the Firm Securities to the Representatives through the facilities of the Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct, for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account or accounts at a bank or banks designated by the Company or a Selling Shareholder and reasonably acceptable to Legg Mason drawn to the order of Old Dominion Freight Line, Inc. in the case of 370,000 shares of Firm Securities and the shareholders listed on Schedule A hereto in the case of an aggregate of 2,070,000 shares of Firm Securities, at the office of Scudder Law Firm, P.C., L.L.O., 411 S. 13th Street, Suite 200, Lincoln, Nebraska 68508, at 9:00 A.M., Baltimore time, on July 26, 2004, or at such other time not later than seven full business days thereafter as Legg Mason and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive or book-entry form, in such denominations and registered in such names as Legg Mason requests and will be made available for checking and packaging at the office of DTC or its designated custodian, unless the Representatives shall otherwise instruct, at least 24 hours prior to the First Closing Date.

In addition, upon written notice from Legg Mason given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice, and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by Legg Mason to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Legg Mason to the Company.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by Legg Mason but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and the Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives, through the facilities of DTC unless the Representatives shall otherwise instruct, for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account or accounts at a bank or banks designated by the Company and reasonably acceptable to Legg Mason drawn to the order of Old Dominion Freight Line, Inc., at the above office of Scudder Law Firm, P.C., L.L.O. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive or book-entry form, in such denominations and registered in such names as Legg Mason requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of DTC or its designated custodian, unless the Representatives shall otherwise instruct at a reasonable time in advance of such Optional Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

5. Certain Agreements of the Company and the Selling Shareholders. The Company and the Selling Shareholders agree with the several Underwriters and, as applicable, the Company agrees with the Selling Shareholders that:

(a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by Legg Mason, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

The Company will advise Legg Mason promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., Baltimore time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by Legg Mason.

(b) The Company will advise Legg Mason promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without the consent of Legg Mason; and the Company will also advise Legg Mason promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify Legg Mason and the Selling Shareholders of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the consent of Legg Mason to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(e) The Company will furnish to the Representatives copies of each Registration Statement one (1) of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as Legg Mason reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., Baltimore time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as Legg Mason designates and will continue such qualifications in effect so long as required for the distribution.

(g) For a period of 90 days after the date of the public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of Legg Mason except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of stock options pursuant to the terms of a plan in effect on the date hereof or issuances of Securities pursuant to the exercise of such options, issuances of Securities in an acquisition transaction, or the filing of registration statements on Form S-8 relating to benefit plans or on Form S-4 relating to a business combination transaction under Rule 145 of the Act.

(h) The Company agrees with the several Underwriters and the Selling Shareholders that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as Legg Mason designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Shareholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

(i) Each Selling Shareholder agrees, for a period of 90 days after the date of the public offering of the Offered Securities, not to offer, sell, contract to sell, pledge (other than pledges of Securities as security for personal or business loans) or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Legg Mason.

6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

(a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are an independent registered public accounting firm within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

(i) in their opinion the financial statements as of December 31, 2003 and 2002and for each of the three years in the period ended December 31, 2003, examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

(ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards (SAS) No. 100, Interim Financial Information, on the unaudited financial statements as of and for the three month period ended March 31, 2004, included or incorporated by reference in the Registration Statements, and a review of the interim financial information as described in SAS No. 100, Interim Financial Information, on the unaudited financial statements as of and for such periods included or incorporated by reference in the Registration Statements;

(iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A) the unaudited financial statements included or incorporated by reference in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with GAAP;

(B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

(C) for the period from the closing date of the latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net operating revenues or in the total or per share amounts of consolidated net income;

except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, “Registration Statements” shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, “Registration Statements” shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) “Prospectus” shall mean the prospectus included in the Registration Statements.

(b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., Baltimore time, on the date of this Agreement or such later date as shall have been consented to by Legg Mason. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., Baltimore time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by Legg Mason. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued, and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

(c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as one enterprise which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any securities of the Company on any exchange or market or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency, singly or together with any other event specified in this clause (vii), makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

(d) The Representatives shall have received an opinion, dated such Closing Date, of Womble Carlyle Sandridge & Rice, PLLC, counsel for the Company, to the effect that:

(i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in North Carolina;

(ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities are delivered and paid for in accordance with this Agreement on such Closing Date, such Offered Securities will be, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and (A) the shareholders of the Company have no statutory preemptive rights with respect to the Securities, and (B) to the knowledge of such counsel, the shareholders of the Company have no contractual preemptive rights with respect to the Securities;

(iii) Except as set forth in the Prospectus, to such counsel’s knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

(iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws or the by-laws or rules and regulations of the NASD;

(v) The execution and delivery of this Agreement and the consummation of the transactions therein contemplated (A) to such counsel’s knowledge, do not violate any applicable law or any order of any court or governmental authority that is binding on the Company, any of its Subsidiaries, or any of their assets(except that such counsel need not express an opinion regarding any federal securities laws or Blue Sky or state securities laws) , (B) do not violate or constitute a breach or default under any loan agreement, indenture, mortgage, deed of trust or other agreement or instrument filed as an exhibit to or incorporated by reference in the Registration Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, or the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, and June 30, 2004, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties of the Company or any of its Subsidiaries is subject, and (C) do not violate the charter or by-laws of the Company or any of its Subsidiaries, except where a breach, violation or default of the type specified in clause (B) above would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect;

(vi) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described under the caption “Use of Proceeds” in the Prospectus will not be, required to be registered as an “investment company” as such term is defined in the Investment Company Act of 1940;

(vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and the reports incorporated by reference in the Prospectus, when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

(viii) The descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present in all material respects the information required to be shown (with the exception of the descriptions regarding government regulation, as to which we express no opinion); and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statements or the Prospectus; and

(ix) This Agreement has been duly authorized, executed and delivered by the Company.

In addition to the matters set forth above, such counsel shall also include a statement to the effect that, in the course of its assistance in the preparation of the Registration Statements and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters, counsel for the Underwriters and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statements and the Prospectus were discussed, that such counsel has considered the matters required to be stated therein and the statements contained therein, and that although such counsel does not pass on and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus, and such counsel has not independently verified the accuracy, completeness or fairness of such statements except as specified in subsection (ix) above, on the basis of the foregoing and the information that was disclosed to such counsel, (i) no information came to such counsel’s attention that leads such counsel to believe that the Registration Statement (including any document filed under the Exchange Act and incorporated by reference therein), as of its effective date (but after giving effect to changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (except for the financial statements, including the notes and schedules thereto and the auditor’s report thereon, or any other financial or statistical data or accounting information set forth or referred to in the Registration Statement or any document incorporated therein by reference or any exhibits thereto, as to which such counsel expresses no view), and (ii) no information has come to such counsel’s attention that leads such counsel to believe that the Prospectus, as of its date or the date of such counsel’s opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except for the financial statements, including the notes and schedules thereto and the auditor’s report thereon, or any other financial or statistical data or accounting information set forth or referred to in the Prospectus or any document incorporated therein by reference or any exhibits thereto, as to which such counsel expresses no view).

(e) The Representatives shall have received an opinion, dated such Closing Date, of Joel B. McCarty, Jr., Senior Vice President, General Counsel and Secretary of the Company, to the effect that:

(i) The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect; and

(ii) The descriptions in the Registration Statements and Prospectus of government regulation are accurate in all material respects and fairly present in all material respects the information required to be shown.

(f) The Representatives shall have received opinions, dated such Closing Date, of Edwards & Angell LLP, in the case of the Earl E. Congdon Intangibles Trust, of Hirschler Fleischer, P.C., in the case of the John R. Congdon Revocable Trust, the John R. Congdon, Jr. Revocable Trust, the Susan C. Terry Revocable Trust, and the Jeffrey W. Congdon Revocable Trust, and of Keziah, Gates & Samet, L.L.P., in the case of the David S. Congdon Revocable Trust, dated 12/3/91, the Audrey L. Congdon Revocable Trust, and the Karen Congdon Pigman Revocable Trust, in each case to the effect that:

(i) To the knowledge of such counsel, (A) each Selling Shareholder for whom the opinion is provided has valid and unencumbered title to the Offered Securities to be sold by such Selling Shareholder on each Closing Date which Offered Securities are represented by the certificates being concurrently deposited with American Stock Transfer & Trust Company, as custodian (the “Custodian”), pursuant to the Custody Agreement (the “Custody Agreement”), between such Selling Shareholder and the Custodian, and has full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Shareholder on such Closing Date hereunder, and (B) upon delivery thereof and payment therefor in accordance with this Agreement, and assuming such Underwriters are bona fide purchasers, the several Underwriters will have acquired valid and unencumbered title to the Offered Securities purchased by them from such Selling Shareholder on such Closing Date hereunder;

(ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Shareholder for whom the opinion is provided for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Offered Securities sold by such Selling Shareholders, except such as have been obtained and made under the Act and such as may be required under state securities laws or the by-laws or rules and regulations of the NASD;

(iii) The execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, any rule, or regulation that such counsel has, in the exercise of customary professional diligence, recognized as applicable to any Selling Shareholder for whom the opinion is provided or to transactions of the type contemplated by this Agreement or the Custody Agreement (except that such counsel need not express an opinion regarding any federal securities laws or Blue Sky or state securities laws) or, to such counsel’s knowledge, any order of any governmental agency or body or any court having jurisdiction over any Selling Shareholder for whom the opinion is provided or any of their properties or (B) to such counsel’s knowledge, any agreement or instrument to which any Selling Shareholder for whom the opinion is provided is a party or by which any such Selling Shareholder is bound or to which any of the properties of any such Selling Shareholder is subject;

(iv) This Agreement has been duly authorized, executed and delivered by each Selling Shareholder for whom the opinion is provided; and

(v) Each of the Custody Agreement and the Power of Attorney, dated the date of the Custody Agreement, of each Selling Shareholder for whom the opinion is provided has been duly authorized, executed and delivered by such Selling Shareholder and constitutes a valid and legally binding obligation of such Selling Shareholder enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(g) The Representatives shall have received from Scudder Law Firm, P.C., L.L.O., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Scudder Law Firm, P.C., L.L.O. may rely as to the incorporation of the Company upon the opinion of Womble Carlyle Sandridge & Rice, PLLC referred to above.

(h) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company in which such officers, to their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

(i) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

(j) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each director and executive officer of the Company.

(k) Each Selling Shareholder will deliver to Legg Mason a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof).

The Selling Shareholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. Legg Mason may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act (the “Underwriter Indemnitees”), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference therein) if the Company had previously furnished copies thereof to such Underwriter.

(b) Each Selling Shareholder will severally, and not jointly, indemnify and hold harmless the Underwriter Indemnitees against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference therein) if the Company had previously furnished copies thereof to such Underwriter. In no event, however, shall the aggregate liability of a Selling Shareholder under this Section 7(b) and for breaches of its representations, warranties, covenants or agreements contained herein or otherwise exceed the amount of the net proceeds received by such Selling Shareholder from the sale of Securities hereunder.

(c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Shareholder against any losses, claims, damages or liabilities to which they or any of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (A) the concession and reallowance figures appearing in the fourth paragraph under the caption “Underwriting”; and (B) the information related to stabilizing transactions appearing in the tenth paragraph (solely with respect to the representations of the Underwriters) under the caption “Underwriting.”

(d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation so long as the indemnifying party continues to diligently defend such action with counsel satisfactory to the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. As between the Company and the Selling Shareholders only, however, the relative benefits shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and each Selling Shareholder, respectively. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Shareholder shall be required to contribute more than the net proceeds received by such Selling Shareholder from the sale of Securities hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, Legg Mason may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such

Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to Legg Mason, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Legg Mason Wood Walker Incorporated, 100 Light Street, Baltimore, Maryland 21202, Attention: Alexsander Stewart, with a copy, which shall not constitute notice, to Scudder Law Firm, P.C., L.L.O., 411 S. 13th Street, Suite 200, Lincoln, Nebraska 68508, Attention: Heidi Hornung-Scherr, or, if sent to the Company or the Selling Shareholders or any of them, will be mailed, delivered or telegraphed and confirmed to 500 Old Dominion Way, Thomasville, North Carolina 27360, Attention: J. Wes Frye and Joel B. McCarty, Jr., with a copy, which shall not constitute notice, to Womble Carlyle Sandridge & Rice, PLLC, One Wachovia Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202 Attention: Garza Baldwin, III; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by Legg Mason will be binding upon all the Underwriters.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the State of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours,

OLD DOMINION FREIGHT LINE, INC

By:	/s/ Earl E. Congdon
Name:	Earl E. Congdon
Title:	Chairman and Chief Executive Officer

THE DAVID S. CONGDON REVOCABLE TRUST, DATED 12/3/91

By	/s/ David S. Congdon, Trustee
David S. Congdon, as Trustee
THE EARL E. CONGDON INTANGIBLES TRUST

By	/s/ David S. Congdon, Trustee
David S. Congdon, as Trustee
THE JOHN R. CONGDON REVOCABLE TRUST

By	/s/ John R. Congdon, Trustee
John R. Congdon, as Trustee
THE JOHN R. CONGDON, JR. REVOCABLE TRUST

By	/s/ John R. Congdon Jr., Trustee
John R. Congdon, Jr., as Trustee
THE AUDREY L. CONGDON REVOCABLE TRUST

By	/s/ Audrey L. Congdon, Trustee
Audrey L. Congdon, as Trustee
THE JEFFREY W. CONGDON REVOCABLE TRUST

By	/s/ Jeffrey W. Congdon, Trustee
Jeffrey W. Congdon, as Trustee
THE KAREN CONGDON PIGMAN REVOCABLE TRUST

By	/s/ Karen Congdon Pigman, Trustee
Karen Congdon Pigman, as Trustee
THE SUSAN C. TERRY REVOCABLE TRUST

By	/s/ Susan C. Terry, Trustee
Susan C. Terry, as Trustee

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.
LEGG MASON WOOD WALKER, INCORPORATED
BB&T CAPITAL MARKETS, A DIVISION OF SCOTT & STRINGFELLOW, INC.
STEPHENS INC.
Acting on behalf of themselves and as the Representatives of the several Underwriters.

BY LEGG MASON WOOD WALKER, INCORPORATED

By	/s/ E. Bradley, Jr.
Authorized Representative

SCHEDULE A

Selling Shareholder	Number of Firm Securities to be Sold
The David S. Congdon Revocable Trust, dated 12/3/91	185,000
The Earl E. Congdon Intangibles Trust	480,000
The John R. Congdon Revocable Trust	480,000
The John R. Congdon, Jr. Revocable Trust	185,000
The Audrey L. Congdon Revocable Trust	185,000
The Jeffrey W. Congdon Revocable Trust	185,000
The Karen Congdon Pigman Revocable Trust	185,000
The Susan C. Terry Revocable Trust	185,000

Total	2,070,000

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased
Legg Mason Wood Walker Incorporated	976,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	732,000
Stephens Inc.	732,000

Total	2,440,000